Exhibit 24.1

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Robert A. Bradway
Robert A. Bradway

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ David L. Calhoun
David L. Calhoun

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Arthur D. Collins, Jr.
Arthur D. Collins, Jr.

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Kenneth M. Duberstein
Kenneth M. Duberstein

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Edmund P. Giambastiani, Jr.
Edmund P. Giambastiani, Jr.

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Lynn J. Good
Lynn J. Good

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Lawrence W. Kellner
Lawrence W. Kellner

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Edward M. Liddy
Edward M. Liddy

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Susan C. Schwab
Susan C. Schwab

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Randall L. Stephenson
Randall L. Stephenson

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Ronald A. Williams
Ronald A. Williams

POWER OF ATTORNEY
The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis A. Muilenburg, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June 2017.

/s/ Michael S. Zafirovski
Michael S. Zafirovski